Redeemable Preferred Stock	12 Months Ended
Dec. 31, 2014
Temporary Equity Disclosure [Abstract]
Redeemable Preferred Stock

Note 9 – Redeemable Preferred Stock:

Immediately following the closing of the IPO on November 13, 2014, the Company redeemed all the outstanding shares of Series B Preferred Stock (“Series B”), including cumulative dividends, for a cash payment of $34,998,957. Additionally, immediately prior to the closing of the IPO, the Company converted the outstanding shares of Series C Preferred Stock (“Series C”) to 11,067,090 shares of common stock. Based on the Series C anti-dilutive clause, the conversion from Series C to common stock was to be equivalent to the 1-to-0.7396 common stock share split that occurred during 2014 in connection with the IPO.  The converted Series C included 2,477,756 Series C related to the Fees on Debt Guarantee, which were converted to 1,832,531 shares of common stock. See note 11 for further detail.

Dividends

Holders of Series B were entitled to receive dividends payable in additional fully paid and non-assessable shares of Series B at a rate per annum of 15% of the original issue price. Such dividends were to be fully cumulative from the first day of issuance and accrued without interest on both the initial Series B shares obtained and shares obtained via dividend, on a quarterly basis. The dividend accrued during the years ended 2014, 2013, and 2012 was $4,271,550, $4,215,230, and $3,638,052, respectively. The total cumulative dividends that were paid on November 13, 2014 upon redemption of the Series B was $23,840,008.

Holders of Series C were entitled to dividends at a rate of 8% per annum of the Series C original issue price, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to Series C. Accrued dividends were to be payable only when, and if declared by the Board of Directors. In addition, holders of Series C were entitled to share ratably in any cash dividends declared and paid on the common stock in an amount per share equal to the amount of the dividend proposed to be paid on a share of common stock multiplied by the number of shares of common stock issuable upon conversion of the Series C. Once the Series C shares were converted to common stock, the accrued dividends that had not been declared by the Board of Directors were relinquished. Upon conversion none of the accrued dividends had been declared by the Board of Directors. The dividend accrued during the year ended 2013 and 2012 was $4,380,274 and $4,315,396, respectively. Immediately prior to the conversion of Series C to Common Stock, the Series C shares were fair valued utilizing the share price at the date of conversion. The difference between fair value and book value of $82,654,683 was recorded to net loss attributable to common stockholders. The difference between fair value and book value was net of $64,341,539 of cash proceeds received, net off issuance costs, and $19,687,856 of dividend accretion through the settlement date, of which $7,014,643 was recorded in 2014.

See the table below for detail over the cumulative dividends.

Fair value per Series C share on November 13, 2014 (date of conversion)	$166,683,790
Cash proceeds received, net of issuance costs (1)	(64,341,539)
Cumulative dividend accretion at December 31, 2013	(12,672,925)
Dividend accretion during 2014	(7,014,643)
Additional loss to common shareholders upon conversion of Series C to common stock	$82,654,683
(1)	– Represents the cash proceeds received, net of issuance costs, by the company from Series C investors throughout the life of the security.

Series B and Series C were historically classified on the balance sheet outside of permanent equity.